UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2013

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2013, Financial Institutions, Inc. (the "Company") announced the appointment of Mr. Martin K. Birmingham to the role of President and Chief Executive Officer ("CEO") of the Company, effective March 1, 2013. Mr. Birmingham previously served as the Company’s President and Chief of Community Banking. He will succeed John E. Benjamin, who has served as Interim CEO since August 27, 2012. Mr. Benjamin will continue to serve as Chairman of the Company’s Board of Directors.

Mr. Birmingham is 46 years old and has over 20 years’ experience in the banking industry. He joined the Company as President and CEO of the National Bank of Geneva in March 2005 and, upon the Company’s consolidation of its subsidiary banks in December 2005, was appointed Senior Vice President and Regional President of Five Star Bank. Mr. Birmingham was promoted to Executive Vice President and Regional President/Commercial Banking Executive Officer in 2009 and to President and Chief of Community Banking in August 2012. Prior to joining the Company, Mr. Birmingham served as Rochester Market President for Bank of America Corporation from 2004 to 2005 and held corporate banking roles with Fleet Financial Group’s Rochester Division, including Regional President, from 1990 to 2004.

In connection with his appointment, Mr. Birmingham’s base salary was increased from $275,000 to $350,000 effective March 1, 2013. Mr. Birmingham will continue to be eligible to receive annual short-term incentive awards (cash bonus) and long-term incentive awards (equity bonus) pursuant to the terms of the Company’s compensation plans. Mr. Birmingham will continue to be eligible to participate in the benefit programs generally available to executive officers of the Company. Mr. Birmingham’s appointment has no specified term and his employment with the Company will remain on an at-will basis. There is no other arrangement or understanding between Mr. Birmingham and any other persons pursuant to which he was elected as the President and CEO of the Company. Mr. Birmingham does not have a family relationship with any member of the Board of Directors or any executive officer of the Company, and Mr. Birmingham has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by Financial Institutions, Inc. on February 20, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

February 25, 2013	By:	/s/ Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Financial Institutions, Inc. on February 20, 2013.